EXHIBIT 99.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (this "Amendment") is dated as of December 15, 2008 by and among Sturm, Ruger & Company, Inc. (the "Borrower") Bank of America, N.A., as Administrative Agent for the lending institutions party to the Credit Agreement referred to below (the "Agent") and Bank of America, N.A., as the sole Lender under the Credit Agreement (the "Lender").

                                   WITNESSETH:

      WHEREAS, the Borrower, the Lender and the Agent have entered into that certain Credit Agreement dated as of December 14, 2007 (as amended, restated and/or modified, the "Credit Agreement"; capitalized terms defined in the Credit Agreement and not defined herein having the meanings specified in the Credit Agreement) pursuant to which the Lender has agreed, upon certain terms and conditions, to make loans to the Borrower;

      WHEREAS, the Borrower has requested that the Termination Date be extended from December 14, 2008 to December 12, 2009; and

      WHEREAS, the Bank has agreed to so extend the Termination Date, subject to the other terms and conditions contained herein;

      NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of "Adjusted Net Worth" contained in Section 1.1 is hereby amended and restated in its entirety as follows:

                  "Adjusted Net Worth" means (a) the net worth of the Borrower calculated in accordance with GAAP, plus (b) amounts paid in cash to shareholders of the Borrower by the Borrower for the repurchase or redemption of shares of stock of the Borrower, up to but not in excess of Ten Million ($10,000,000) Dollars in the aggregate during the period commencing on December 12, 2008 and ending upon the termination of this Agreement, provided however, that for purposes of calculating the Borrower's net worth, the Borrower shall be permitted to add back non-cash expense associated with the mark to market re-valuations of the Borrower's pension plans to the extent such non-cash expense is included in the calculation of net worth.

(b) The definition of "Applicable Margin" contained in Section 1.1 is hereby amended and restated in its entirety as follows:

                  "Applicable Margin" means, with (a) respect to LIBOR Loans, two hundred (200) basis points, and (b) with respect to Variable Rate Loans, two hundred (200) basis points.


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(c) The definition of "Default Rate" contained in Section 1.1 is amended by deleting the reference to "three (3) percent" and inserting the words "four (4%) percent" in place thereof.

            (d) The following definition of "London Banking Day" is added to
Section 1.1 of the Credit Agreement in its proper alphabetical order"

                  "London Banking Day" means any day on which banks in London are open for business and dealing in offshore dollars.

            (e) The definition of "Prime Rate" is hereby amended and restated in its entirety as follows:

      "Prime Rate" means, on any day, the rate of interest per annum then most recently established by Lender as its "prime rate." Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Lender to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and Lender may make various business or other loans at rates of interest having no relationship to such rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in Lender's Prime Rate.

(f) The definition of "Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Termination Date" means December 12, 2009; provided that if such date is not a Banking Day, the Termination Date shall be the immediately succeeding Banking Day (or, if such next succeeding Banking Day falls in the next calendar month, the next preceding Banking Day).

(g) The definition of "Variable Rate" is hereby amended and restated in its entirety as follows:

                  "Variable Rate" means a fluctuating rate of interest per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR Rate"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR Rate as selected by Lender from time to time) as determined for each Business Day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Lender's sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs.

            (h) Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:


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      "Section 2.10 Unused Fee. As additional compensation, the Borrower shall pay to the Lender, quarterly, in arrears, on the first Banking Day immediately following each calendar quarter, a fee for the Borrower's non-use of available funds during such calendar quarter in an amount equal to one half of one percent (.5%) per annum (calculated on the basis of a 360 day year for actual days elapsed) multiplied by the difference between (i) the Maximum Revolving Credit Amount and (ii) the average for the quarter of the daily closing balances of the aggregate amount of Revolving Loan outstanding. A prorated unused fee shall also be payable on the Termination Date.

            (i) Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Section 3.1 Additional Costs. If at any time after December 14, 2008, Lender (which shall include, for purposes of this Section 3.1, any corporation controlling Lender) determines that the adoption or modification of any applicable law, rule or regulation regarding taxation, Lender's required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any Governmental Authority or compliance by Lender with any of such requirements, has or would have the effect of (a) increasing Lender's costs related to the Obligations, or (b) reducing the yield or rate of return of Lender on the Obligation, to a level below that which Lender could have achieved but for the adoption or modification of any such requirements, Borrower shall, within fifteen (15) days of any request by Lender, pay to Lender such additional amounts as (in Lender's sole judgment, after good faith and reasonable computation) will compensate Lender for such increase in costs or reduction in yield or rate of return of Lender. No failure by Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Lender's right to demand payment of any such amounts at any subsequent time. Nothing herein contained shall be construed or shall so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law, rule or regulation.

(j) Section 3.2 of the Credit Agreement is hereby amended by adding the following at the end thereof:

                  "If the BBA LIBOR Rate is not available for any reason, then the Variable Rate will be determined by such alternate method as reasonably selected by Lender. If Lender determines that no adequate basis exists for determining the BBA LIBOR Rate or that the BBA LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding the Obligations, or that any applicable law, rule or regulation or compliance therewith by Lender prohibits or restricts or makes impossible the charging of interest based on the BBA LIBOR Rate and Lender so notifies Borrower, then until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Obligations from the date Lender so notifies Borrower until the Termination Date (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest equal to the Prime Rate of Lender plus two hundred (200) basis points per annum"

(k) A new Section 3.4 is hereby added to the Credit Agreement as follows:

                  "Section 3.4. Additional LIBOR Unavailability Provisions. Without limiting the other provisions of this Article III, if, with respect to any LIBOR Loan, Lender determines that no adequate basis exists for determining


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the LIBOR Rate or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding or maintaining the applicable LIBOR Loan for such Interest Period, or that any applicable law, rule or regulation, or any request or directive (whether or not having the force of law) of any Governmental Authority, or compliance therewith by Lender, prohibits or restricts or makes impossible the making or maintaining of such LIBOR Loan or the charging of interest on such LIBOR Loan, and Lender so notifies Borrower, then until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, (a) the obligation of Lender to permit such LIBOR Loan shall be suspended and (b) all existing affected LIBOR Loans shall automatically become Variable Rate Loans, either (i) on the last day of the corresponding Interest Period (if Lender determines that it may lawfully continue to fund and maintain the affected LIBOR Loan to such day); or (ii) immediately (if Lender determines that it may not lawfully continue to fund and maintain the affected LIBOR Loan to such day) and in such case Borrower shall pay to Lender any Make Whole amount pursuant to Section 3.3."

            (l) Section 7.1 is hereby amended and restated in its entirety as follows:

      Section 7.1 Adjusted Net Worth. The Borrower shall at all times maintain a minimum Adjusted Net Worth of $70,000,000.

SECTION 2. Conditions of Effectiveness. This Agreement shall become effective when, and only when, the Bank shall have executed this Agreement and shall have received counterparts of this Agreement executed by the Borrower, except that
Section 1 hereof shall become effective when, and only when, the Bank shall have additionally received all of the following, in form and substance satisfactory to the Bank:

(a) Resolutions and Secretary's Certificates of the Borrower;

(b) An opinion of counsel of the Borrower; and

(c) Payment of the Lender's fees and expenses (including reasonable fees and expenses of counsel to the extent invoiced) in connection with this Amendment.


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      SECTION 3. Representations and Warranties of the Borrower. Borrower
represents and warrants that, after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the Facility Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower represents and warrants that, after giving effect to this Amendment, no event has occurred and is continuing, which constitutes an Event of Default under the Credit Agreement, or any of the other Facility Documents, or would constitute an Event of Default under the Facility Documents but for the giving of notice or the passage of time, or both, and the execution, delivery and performance of this Amendment shall not cause or constitute any such default or Event of Default under any of the Facility Documents, as amended hereby.

      SECTION 4. References to and Effect on the Facility Documents.

            (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this agreement," "hereunder," "hereof," "herein" or words of like import and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended herein, the Credit Agreement and all other Facility Documents remain in full force and effect and are hereby ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not, and shall not be deemed to (i) operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or any Facility Document,
(ii) establish any course of dealing or custom, or (iii) prejudice any rights which the Bank now has or may have in the future under or in connection with the Credit Agreement or any other documents referred to therein or executed in connection therewith. All terms and conditions of the Credit Agreement and the other Facility Documents (as defined therein) shall remain unchanged and in full force and effect, except as and to the extent set forth herein.

      SECTION 5. Acknowledgment of Outstanding Loans. The Borrower hereby acknowledges, certifies and agrees that the obligations of the Borrower to repay the Loans (with interest and all other sums which may become due under the Credit Agreement and the other Facility Documents) to the Bank and the obligations of the Borrower to perform or otherwise satisfy their other obligations under the Facility Documents: (a) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment,
(b) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (c) are and shall continue to be governed by the terms and provisions of the Credit Agreement and the other Facility Documents as supplemented, modified and amended by this Amendment.

      SECTION 6. No-Offset. The Borrower hereby acknowledges and agrees that it has no defense, offset, recoupment or counterclaim with respect to the indebtedness evidenced by the Credit Agreement, or any other Facility Document (as the same may be amended hereby) and hereby releases the Lender from any and all liability arising directly or indirectly with respect to the foregoing documents, the debt evidenced or governed thereby and any and all actions taken by the Lender with respect to the transactions contemplated therein.


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      SECTION 7. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, and any other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, and any other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section. In addition, the Borrower agrees to pay on demand any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment, and any other instruments and documents to be delivered hereunder, and agree to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

      SECTION 8. Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together as a whole shall constitute but one and the same instrument. Each party may rely upon a facsimile signature of each other party hereto as if it were an original.

      SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

                           [Signature page to follow]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized signatories, as of the date first above written.


BANK OF AMERICA, N.A.

/s/ Christopher T. Phelan
-------------------------
BY:  Christopher T. Phelan
ITS: Vice President

STURM, RUGER & COMPANY, INC.


By:  /s/ Thomas A. Dineen
     --------------------
Name:  Thomas A. Dineen
Title: Vice President, Treasurer and
       Chief Financial Officer


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